                                 EXHIBIT 10.24

                       SCHEDULE OF STOCK OPTION AGREEMENTS
                        TYPE A (CEO & EXECUTIVE OFFICERS)

The following have executed Stock Option Agreements substantially in the form of the agreement attached as Exhibit 10.23 (the "Exhibit") to the Valero Energy Corporation Form 10-K for the year ended December 31, 2003.

Keith D. Booke
Michael S. Ciskowski
William E. Greehey
Gregory C. King
William R. Klesse

The following information sets forth the material details in which the Stock Option Agreements described in this Schedule differ from the Exhibit.

Keith D. Booke

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     10-29-2003              20,000                 $39.30               1/5 annually          10-29-2013
     09-18-2002              30,000                 $30.06               1/3 annually          09-18-2012
     07-18-2001              30,000                 $33.745              1/3 annually          07-18-2011
     05-04-2000              30,000                 $28.00               1/3 annually          05-04-2010
     07-29-1999              15,000                $20.6875              1/3 annually          07-29-2009
     08-27-1998              15,000                $20.65625             1/3 annually          08-27-2008
     01-28-1998              12,500                 $31.25               1/3 annually          01-28-2008


Michael S. Ciskowski

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     10-29-2003              17,000                 $39.30               1/5 annually          10-29-2013
     09-18-2002              25,000                 $30.06               1/3 annually          09-18-2012
     07-18-2001              20,000                 $33.745              1/3 annually          07-18-2011
     05-04-2000              15,000                 $28.00               1/3 annually          05-04-2010
     08-27-1998               6,000                $20.65625             1/3 annually          08-27-2008
     01-28-1998               7,000                 $31.25               1/3 annually          01-28-2008
     03-13-1997               7,436               $21.718571             1/3 annually          03-13-2007

William E. Greehey

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     05-04-2000              150,000                $28.00               1/3 annually          05-04-2010
     04-29-1999              860,000               $22.34375             1/2 annually          04-29-2009
     08-27-1998              400,000               $20.65625             1/3 annually          08-27-2008
     07-31-1997              433,126               $23.8318              1/2 annually          07-31-2007
     03-13-1997              303,189               $21.7186              1/3 annually          03-13-2007
     07-01-1996               7,468                 $16.948              1/3 annually          07-01-2006
     07-21-1994              433,574               $12.7215              1/3 annually          07-21-2004


Gregory C. King

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     10-29-2003              31,000                 $39.30               1/5 annually          10-29-2013
     09-18-2002              40,000                 $30.06               1/3 annually          09-18-2012
     07-18-2001              30,000                 $33.745              1/3 annually          07-18-2011
     05-04-2000              30,000                 $28.00               1/3 annually          05-04-2010
     07-29-1999              20,000                $20.6878              1/3 annually          07-29-2009
     08-27-1998              15,000                $20.65625             1/3 annually          08-27-2008
     01-28-1998              12,500                 $31.25               1/3 annually          01-28-2008
     03-13-1997              39,206                $21.7186              1/3 annually          03-13-2007


William R. Klesse

     grant date         number of shares        exercise price             vesting             expiration
-------------------   -------------------    --------------------   --------------------    ----------------
     02-26-2004              10,021                 $59.02             100% in 2 years         02-06-2011
     12-22-2003                346                  $46.21             100% in 2 years         02-07-2010
     12-22-2003              25,598                 $46.21             100% in 2 years         02-06-2011
     10-29-2003              27,000                 $39.30               1/5 annually          10-29-2013
     05-15-2003              13,753                 $38.47             100% in 2 years         02-07-2010
     03-19-2003              12,387                 $40.75             100 % in 2 years        02-07-2010
     09-18-2002              40,000                 $30.06               1/3 annually          09-18-2012
     12-31-2001              50,000                 $38.475              1/3 annually          12-31-2011
    12-31-2001*               1,286                 $36.60               fully vested          12-07-2010
    12-31-2001*              71,200                 $36.60               fully vested          12-01-2008
    12-31-2001*              10,464                 $37.20               fully vested          12-19-2004
    12-31-2001*              11,117                 $37.20               fully vested          02-05-2006


 * represents the conversion on 12-31-2001 of stock options to purchase shares of common stock of Ultramar Diamond Shamrock Corporation into stock options to purchase shares of common stock of Valero Energy Corporation.